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                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated March 4, 1996 included in Brandywine Realty Trust's Form 10-K/A for the year ended December 31, 1995 and to all references to our firm included in this Form 8-K.




                                           /s/ Arthur Andersen LLP
                                           -----------------------------------
                                               Arthur Andersen LLP


Philadelphia, Pa.,
September 4, 1996